                                  EXHIBIT 23
                         CONSENT OF MCCARTER & ENGLISH





May 11, 1995



Ladies and Gentlemen:

     We consent to the incorporation by reference of the reference to our firm in the "Contingencies" section of the Company's report on Form 10-Q for the quarter ended March 31, 1995.



                                          Very truly yours,




                                          /s/ McCarter & English
                                          ----------------------
                                          McCarter & English